UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2016

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	46-3837784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

700 N. Brand Blvd., Suite 1400, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On December 20, 2016, Apollo Medical Management, Inc. (“AMM”), a wholly-owned subsidiary of Apollo Medical Holdings, Inc. (the “Company”), entered into new Employment Agreements with Warren Hosseinion, M.D., Adrian Vazquez, M.D., Gary Augusta and Mihir Shah. The new Employment Agreements were approved by the Compensation Committee of the Board of Directors of the Company and replace the employment agreements previously extended to Dr. Hosseinion and Dr. Vazquez on March 28, 2014, as amended on January 12, 2016 and as amended and restated on June 29, 2016, and to Mr. Shah on July 21, 2016. The Employment Agreements entitle Dr. Hosseinion, Mr. Shah and Dr. Vazquez to continue their current base salary, offer Mr. Augusta a base salary of $300,000 and revise certain term, bonus and severance arrangements as provided therein.

Each of the new Employment Agreements has an initial term of three years with automatic annual renewals and entitles the executive to twenty business days of paid time off per calendar year. Accrued and unused paid time off shall be paid in cash at the end of each calendar year. Under the new Employment Agreements, each executive is eligible to receive an annual bonus and is granted certain vesting rights and Accrued Benefits (as such term is defined in the Employment Agreement) if the executive’s employment is terminated without “Cause” (as such term is defined in the Employment Agreement) or if the executive resigns with “Good Reason” (as such term is defined in the Employment Agreement) during the employment term.

Copies of the Employment Agreements are attached hereto as Exhibits 99.1 (Gary Augusta), 99.2 (Warren Hosseinion, M.D.), 99.3 (Mihir Shah) and 99.4 (Adrian Vazquez, M.D.) to this Form 8-K and are incorporated herein by reference. Terms used herein but not otherwise defined have the definitions as used in the Employment Agreements attached hereto. The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the attached Employment Agreements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Employment Agreement dated December 20, 2016 between Apollo Medical Management, Inc. and Gary Augusta
99.2	Employment Agreement dated December 20, 2016 between Apollo Medical Management, Inc. and Warren Hosseinion, M.D.
99.3	Employment Agreement dated December 20, 2016 between Apollo Medical Management, Inc. and Mihir Shah
99.4	Employment Agreement dated December 20, 2016 between Apollo Medical Management, Inc. and Adrian Vazquez, M.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2016	APOLLO MEDICAL HOLDINGS, INC.

	By	/s/ Warren Hosseinion
Warren Hosseinion
Chief Executive Officer